Exhibit 10.1

EXECUTION VERSION

AMENDMENT

This AMENDMENT NO. 1 (this “Amendment”) dated as of June 2, 2017 is by and among HANGER, INC., a Delaware corporation (“Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, the “Agent”).

RECITALS

WHEREAS, Borrower, the Lenders and the Agent are parties to the Credit Agreement dated as of August 1, 2016  (as amended, modified, supplemented, increased and extended from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Lenders agree, and the Lenders whose signatures appear below have agreed, to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms defined in the Credit Agreement and used herein without other definition shall have the meanings ascribed to such terms in the Credit Agreement.

2.             Amendments to Credit Agreement.  Effective on the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is amended as follows:

(a)           Each of Sections 7.01(a), 7.01(c) and 9.01(c)(ii) of the Credit Agreement is hereby amended by replacing each reference to “August 15, 2017” with “February 15, 2018”.

(b)           Section 7.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)           as soon as available, but not later than 45 days (or, in the case of the fiscal quarters ending September 30, 2016 and March 31, 2017, 60 days) after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of Borrower and its Subsidiaries as of the end of such fiscal quarter and the related consolidated statements of income and cash flows for the period commencing on the first day and ending on the last day of such fiscal quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to good faith year-end and audit adjustments and the absence of footnotes), the financial position and the results of operations of Borrower and its Subsidiaries;

3.             Amendment Fee.  In consideration of the Lenders’ agreements set forth herein, Borrower agrees to pay to the Agent, for the account of each Consenting Lender (defined below), an amendment fee (the “Amendment Fee”) in an amount equal to fifty (50) basis points (0.50%) of the outstanding principal amount of the Loan held by such Consenting Lender on the Amendment No. 1 Effective Date (after giving effect to any repayments on or prior to such date).  The Amendment Fee shall be fully-earned, payable and non-refundable as of the Amendment No. 1 Effective Date.  As used herein, “Consenting Lender” means a Lender that executes and delivers to the Lead Arranger a signature page to this Amendment at or prior to 12:00 p.m. New York City time on June 2, 2017 (or, as to any Lender, such later time or date as may be agreed by the Lead Arranger and Borrower) and that does not revoke or otherwise withdraw such signature page on or prior to the Amendment No. 1 Effective Date.

4.             Effectiveness; Conditions Precedent.  This Amendment, other than the amendments to the Credit Agreement set forth in Section 2 of this Amendment, shall become effective as of the date when the Agent and the Lead Arranger shall have received counterparts of this Amendment duly executed by Borrower and each of the Required Lenders.  The amendments to the Credit Agreement set forth in Section 2 of this Amendment shall become effective as of the date (the “Amendment No. 1 Effective Date”) when, and only when, each of the following conditions shall have been satisfied (or, in the case of clause (b) below, will be substantially contemporaneously satisfied on such date):

(a)           The Lead Arranger shall have received the Amendment Fee.

(b)           An amendment to the Senior Secured Credit Agreement has, or on the Amendment No. 1 Effective Date will, become effective in accordance with the terms thereof which amends the Senior Secured Credit Agreement to provide for:

(i)                                     a minimum Consolidated Interest Coverage Ratio (as defined in the Senior Secured Credit Agreement) of (a) 2.25:1.00 or greater as of the end of the fiscal quarters of Borrower ending on June 30, 2017, September 30, 2017 and December 31, 2017, and (b) 2.00:1.00 or greater as of the end of any fiscal quarter of Borrower ending thereafter;

(ii)                                  a maximum Consolidated Leverage Ratio (as defined in the Senior Secured Credit Agreement) of  5.00:1.00 or less as of the end of the fiscal quarter of Borrower ending on June 30, 2017, and any fiscal quarter of Borrower ending thereafter;

(iii)                               a deadline for the delivery of the Required Financial Information (as defined in the Fifth Amendment and Waiver, dated as of July 15, 2016, to the Senior Secured Credit Agreement, and including, without limitation, for the avoidance of doubt, the 2016 Audited Financial Information as defined in such Fifth Amendment and Waiver) extended from August 15, 2017 to no earlier than February 15, 2018; and

(iv)                              an aggregate amount of professional fees and expenses that may be added back pursuant to clause (e) of the definition of “Consolidated EBITDA” in the Senior Secured Credit Agreement of not greater than each of the following specified amounts:  (a) $37,000,000 for the period of four consecutive fiscal quarters ending on June 30, 2017, (b) $35,000,000 for the period of four consecutive fiscal quarters ending on September 30, 2017, (c) $31,000,000 for the period of four consecutive fiscal quarters ending on December 31, 2017, (d) $25,000,000 for the period of four consecutive fiscal quarters ending on March 31, 2018 and (e) for any period of four consecutive fiscal quarters ending thereafter, 15.0% of Consolidated EBITDA for such period, calculated without giving the effect to any add back of professional fees and expenses pursuant to this clause.

For the avoidance of doubt, such amendment may also amend the Senior Secured Credit Agreement in any other manner that does not conflict with the foregoing and does not conflict with the Credit Agreement.

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(c)           Borrower shall have paid all reasonable fees, costs and expenses of the Agent and the Lead Arranger incurred in connection with this Amendment, to the extent invoiced to Borrower at least one Business Day prior to the Amendment No. 1 Effective Date.

(d)           The Agent and the Lead Arranger shall have received such other documents, instruments and certificates as the Agent, the Lead Arranger or any Lender may reasonably request.

5.             Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.  This Amendment shall constitute a Loan Document.

6.             Representations and Warranties. The Loan Parties hereby represent and warrant to the Agent, Lead Arranger and the Lenders as follows as of the Amendment No. 1 Effective Date:

(a)           Each Loan Party has the corporate or other legal entity power and authority to execute, deliver and perform its obligations under this Amendment.

(b)           The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other legal entity action.

(c)           This Amendment has been duly executed and delivered by such Loan Party.

(d)           This Amendment constitutes a legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equity principles relating to enforceability.

(e)           The execution, delivery and performance by each Loan Party of this Amendment does not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject or (iii) violate any Requirement of Law.

(f)            No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any court Governmental Authority or any other Person (except those that have been obtained and remain in effect and disclosure filings that are required to be made with the SEC) is necessary or required to be made or obtained by any Loan Party in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment.

(g)           After giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such

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representations and warranties shall be true and correct in all material respects as of such earlier date, and (ii) no Default has occurred and is continuing.

If any representation and warranty set forth in this Section 6 is incorrect on and as of the date hereof then such incorrect representation and warranty shall constitute a new and immediate Event of Default without regard to any otherwise applicable notice, cure or grace period.

7.             Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.  This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

8.             Counterparts; Electronic Delivery.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as an original.

9.             Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York.

10.          Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.15 and 11.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

11.          Miscellaneous. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.  Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in the Loan Documents, the provision contained in this Amendment shall govern and control.

12.          Roles.  It is agreed that Merrill, Lynch, Pierce, Fenner & Smith Incorporated shall act as the sole lead arranger in connection with the Amendment (in such capacity, together with any of its designated affiliates in such capacity, the “Lead Arranger”).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	HANGER, INC., a Delaware corporation

	By:	/s/ Thomas E. Kiraly
	Name:	Thomas E. Kiraly
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	ACCELERATED CARE PLUS CORP.
ACCELERATED CARE PLUS LEASING, INC.
ADVANCED PROSTHETICS OF AMERICA, INC.
CREATIVE ORTHOTICS & PROSTHETICS, INC.
DIBELLO’S DYNAMIC ORTHOTICS AND PROSTHETICS, INC.
DOSTEON WA HOLDING, INC.
FAITH PROSTHETIC-ORTHOTIC SERVICES, INC.
GENESIS MEDICAL GROUP, LLC
HANGER PROSTHETICS & ORTHOTICS, INC.
HANGER PROSTHETICS & ORTHOTICS EAST, INC.
HANGER PROSTHETICS & ORTHOTICS WEST, INC.
INNOVATIVE NEUROTRONICS, INC.
LINKIA, LLC
MK PROSTHETIC & ORTHOTIC SERVICES, INC.
NASCOTT, INC.
ORTHO-MEDICAL PRODUCTS, INC.
ORTHOTIC & PROSTHETIC TECHNOLOGIES, INC.
SCOPE ORTHOTICS & PROSTHETICS, INC.
SOUTHERN PROSTHETIC SUPPLY, INC.
THE BRACE SHOP PROSTHETIC ORTHOTIC CENTERS, INC.

	By:	/s/ Thomas E. Kiraly
	Name:	Thomas E. Kiraly
	Title:	Executive Vice President

AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION

	By:	/s/ Cora Holland-Koller
	Name:	Cora Holland-Koller
	Title:	Banking Officer

LENDERS:	APOLLO THUNDER PARTNERS, L.P.

By: Apollo Thunder Management, LLC,
its Investment Manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO UNION STREET PARTNERS, L.P.

By: Apollo Union Street Management, LLC,
its Investment Manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P.

By: Apollo Tactical Value SPN Management, LLC, its Investment Manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO ZEUS STRATEGIC INVESTMENTS, L.P.

By: Apollo Zeus Strategic Management, LLC,
its Investment Manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

AESI (HOLDINGS) II, L.P.

By: Apollo European Strategic Management, L.P., its Investment Manager

By: Apollo European Strategic Management GP, LLC, its Investment Manager

	By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By: Apollo Centre Street Management, LLC,
its Investment Manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO KINGS ALLEY CREDIT FUND, L.P.

By: Apollo Kings Alley Credit Fund Management, LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P.

By: Apollo Moultrie Credit Fund Management, LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO CREDIT OPPORTUNITY TRADING FUND III

By: Apollo Credit Opportunity Fund (Offshore) III L.P., its General Partner

By: Apollo Credit Opportunity Management III LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

By: Apollo Moultrie Credit Fund Management LLC,
its General Partner

By: Apollo Credit Opportunity Management III LLC, its Investment Manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO HERCULES PARTNERS, L.P.

By: Apollo Hercules Management, LLC,
its Investment Manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Benefit Street Partners SMA C LP, as a lender

By: Benefit Street Partners L.L.C., its investment advisor

By:	/s/ Nina Baryski
Name: Nina Baryski
Title: Director

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Providence Debt Fund III LP, as a lender

By: Providence Debt Fund III GP L.P., its general partner

By: Providence Debt Fund III Ultimate GP Ltd., its general partner,

By:	/s/ Nina Baryski
Name: Nina Baryski
Title: Authorized Signer

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Providence Debt Fund III Master (Non-US) LP, as a lender

By: Providence Debt Fund III GP L.P., its general partner

By: Providence Debt Fund III Ultimate GP Ltd., its general partner

By:	/s/ Nina Baryski
Name: Nina Baryski
Title: Authorized Signer

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Benefit Street Partners SMA LM LP, as a lender

By: Benefit Street Partners SMA LM GP L.P, its general partner

By: Benefit Street Partners SMA LM Ultimate GP LLC its general partner,

By:	/s/ Nina Baryski
Name: Nina Baryski
Title: Authorized Signer

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Delta Master Trust, as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Guggenheim Credit Allocation Fund,
as a Lender

By: Guggenheim Partners Investment Management, LLC, as Sub-Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Guggenheim Funds Trust — Guggenheim High Yield Fund,
as a Lender

By: Security Investors, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Guggenheim Strategic Opportunities Fund,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Hamilton Finance, LLC,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Maverick Enterprises, Inc,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

NZC Guggenheim Master Fund Limited,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Public Employees Retirement Association of New Mexico,
as a Lender

By: Guggenheim Partners Investment Management, LLC as Contractor

By:	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

MERCER QIF FUND PLC — MERCER INVESTMENT FUND 1, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Sub-Investment Manager of, and on behalf of, Mercer Investment Fund 1, a sub-fund of Mercer QIF Fund plc

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

STATE-BOSTON RETIREMENT SYSTEM, as a Lender

By:	DDJ Capital Management, LLC in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

CATERPILLAR INC. MASTER RETIREMENT TRUST, as a Lender

By:	DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

CATERPILLAR INVESTMENT TRUST, as a Lender

By:	DDJ Capital Management, LLC, on behalf of Caterpillar Investment Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Hanger Agreement]

DISTRICT OF COLUMBIA RETIREMENT BOARD, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Investment Manger

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

STICHTING PENSIOENFONDS HOOGOVENS, as a Lender

By:	DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

HOUSTON MUNICIPAL EMPLOYEES PENSION SYSTEM, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

DDJ CAPITAL MANAGEMENT GROUP TRUST — HIGH YIELD INVESTMENT FUND, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

STICHTING BEWAARDER SYNTRUS ACHMEA GLOBAL HIGH YIELD POOL, as a Lender

By:	Achmea Investment Management, as asset manager

By:	DDJ Capital Management, LLC, as subadvisor

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Hanger Agreement]

J.C. PENNEY CORPORATION, INC. PENSION PLAN TRUST, as a Lender

By:	DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

NORTHERN MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Sub-Adviser

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

PRINCIPAL FUNDS, INC. — GLOBAL DIVERSIFIED INCOME FUND, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Sub-Advisor

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

SEARS HOLDINGS PENSION TRUST, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Hanger Agreement]

THE 1199SEIU HEALTH CARE EMPLOYEES PENSION FUND, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as Investment Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

DDJ STRATEGIC INCOME PLUS FUND, L.P., as a Lender

By:	DDJ/GP Strategic Income Plus, LLC, its General Partner

By:	DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN, as a Lender

By:	DDJ Capital Management, LLC, in its capacity as investment manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

DDJ/TAF STRATEGIC INCOME FUND, L.P., as a Lender

By:	DDJ/GP TAF Strategic Income, LLC, its General Partner

By:	DDJ Capital Management, LLC, Manager

By:	/s/ David J. Breazzano
Name: David J. Breazzano
Title: President

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

UAW RETIREE MEDICAL BENEFITS TRUST, as a Lender

By:	State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust, as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:	/s/ Janet Fennessy
Name: Janet Fennessy
Title: Vice President

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

GN3 SIP Limited, as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

GoldenTree 2004 Trust,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, L.P.,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

GT NM, L.P.,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

High Yield and Bank Loan Series Trust,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

Louisiana State Employees’ Retirement System,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

The undersigned Lender hereby irrevocably and unconditionally consents to this Amendment.

San Bernardino County Employees’ Retirement Association,
as a Lender

By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Hanger Agreement]

LENDERS:	Stonehill Master Fund Ltd.
By: Stonehill Capital Management LLC

	By:	/s/ Paul Malek
	Name:	Paul Malek
	Title:	General Counsel

LENDERS:	Stonehill Institutional Partners, L.P.
By: Stonehill Capital Management LLC, its advisor

	By:	/s/ Paul Malek
	Name:	Paul Malek
	Title:	General Counsel